                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 15, 2001


                        ADAPTIVE BROADBAND CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of incorporation)




               000-7428                                  94-1668412
         (Commission File No.)                (IRS Employer Identification No.)




                             1143 BORREGAS AVENUE
                          SUNNYVALE, CALIFORNIA 94089
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code: (408) 732-4000




                  -------------------------------------------

Item 5.  Other Events.

      Adaptive Broadband Corporation announced today that it expects to restate its revenue and cost of revenue for the quarter ended June 30, 2000. The Company's press release dated March 15, 2001, entitled "Adaptive Broadband Announces Planned Restatement of June 2000 Quarter Results," is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

         (c)  Exhibits.

               99.1 Press Release, dated as of March 15, 2001, entitled "Adaptive Broadband(TM) Announces Planned Restatement of June 2000 Quarter Results."

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Adaptive Broadband Corporation


Dated:  March 19, 2001              By:  /s/  Kenneth J. Wees
                                       -------------------------------
                                       Kenneth J. Wees
                                       Vice President, General Counsel
                                       and Secretary

                               INDEX TO EXHIBITS


99.1 Press Release, dated as of June 24, 1999 entitled "Adaptive Broadband(TM) Announces Planned Restatement of June 2000 Quarter Results."